UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2022

SERES THERAPEUTICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37465	27-4326290
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Sidney Street - 4th Floor Cambridge, MA	02139
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 945-9626

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	MCRB	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On June 7, 2022, Seres Therapeutics, Inc. (the “Company”) posted a slide presentation on the topline data from the ECOSPOR IV open-label study (“ECOSPOR IV”) of SER-109 in recurrent C. difficile infection (“rCDI”) in the “Investors and News” portion of its website at www.serestherapeutics.com. A copy of the slide presentation is attached as Exhibit 99.1 to this Current Report on Form 8-K (the “Current Report”).

The information in Item 7.01 of this Current Report, including Exhibit 99.1 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing. The Company undertakes no obligation to update, supplement or amend the materials attached hereto as Exhibit 99.1.

Item 8.01.	Other Events.

On June 7, 2022, the Company announced confirmatory results from the ECOSPOR IV study. The overall safety profile observed in ECOSPOR IV through 24 weeks indicated that SER-109 was well tolerated, consistent with the safety profile observed in the Company’s prior placebo-controlled, Phase 3 ECOSPOR III study (“ECOSPOR III”). The ECOSPOR III and ECOSPOR IV studies together conclude the SER-109 Phase 3 development program.

In the ECOSPOR IV study, subjects treated with SER-109 had a recurrence rate of 8.7% at eight weeks, which indicates a 91.3% sustained clinical response, consistent with the 88% rate observed in the ECOSPOR III study. Subjects with a first recurrence of C. difficile infection (“CDI”) (29% of subjects in the ECOSPOR IV study) had a CDI recurrence rate of 6.5%, and subjects with ≥ two prior CDI episodes (the ECOSPOR III study inclusion criteria) had a CDI recurrence rate of 9.7% at eight weeks. At 24 weeks post-treatment, 13.7% of all subjects treated with SER-109 had a recurrence of CDI. The data from this study help complete the predefined safety database required by the U.S. Food and Drug Administration (“FDA”) for a Biologics License Application (“BLA”) submission for SER-109.

In addition to data from the ECOSPOR III study, the ECOSPOR IV study data will be included as part of the rolling submission of the BLA to the FDA. While the ECOSPOR III study data alone will serve as the basis for efficacy in the Company’s BLA submission, the FDA requested safety data from at least 300 subjects treated with SER-109 at the commercial dose as the basis for safety. The Company expects safety data across both the ECOSPOR IV and ECOSPOR III studies to fulfill this requirement and complete the Company’s Phase 3 program for SER-109. The Company has initiated the rolling submission of the SER-109 BLA and anticipates completion of the BLA submission by mid-2022. SER-109 has obtained Breakthrough Therapy designation, which provides the potential for priority review of the application and, as a result, the Company anticipates a potential launch of SER-109 in the first half of 2023.

The ECOSPOR IV study consisted of two cohorts of adult subjects with rCDI, providing 24-week data for an additional 263 subjects administered SER-109. The study enrolled subjects with a clinical profile consistent with those commonly evaluated and treated in clinical practice. Cohort 1 was comprised of subjects previously enrolled in the ECOSPOR III study who experienced a CDI recurrence within eight weeks after receipt of SER-109 or placebo. Subjects in Cohort 2 had at least one CDI recurrence and had responded to standard antibiotic therapy and were administered SER-109 at the dose used in the ECOSPOR III study. The overall safety profile through the 24-week follow-up showed that SER-109 was well tolerated, consistent with the safety profile observed in the ECOSPOR III study. Similarly low recurrence rates were observed in key subpopulations at eight weeks, including subjects with a first recurrence (6.5%), second recurrence (6.1%) and three or more recurrences (13.8%). Furthermore, the study allowed for initial CDI diagnosis to be made with either toxin or PCR, reflecting the variability across local medical practices; on-study recurrences continued to be confirmed by toxin to ensure study data integrity.

The overall safety results through the 24-week follow-up period showed that SER-109 was well tolerated, which is consistent with the safety results observed in the ECOSPOR III study. In the ECOSPOR IV study, 141 subjects, or 53.6% of all subjects, experienced a treatment-emergent adverse event (“TEAE”). The most common TEAEs, occurring in more than 5% of subjects in either cohort, were diarrhea, flatulence, nausea, abdominal pain, abdominal distention, urinary tract infections and fatigue. Thirty-three subjects, or 12.5% of subjects, experienced a total of 77 serious adverse events, none of which were deemed related or possibly related to SER-109. Eight deaths were reported in the study, none of which were deemed related or possibly related to SER-109.

On June 7, 2022, the Company issued a press release in connection with the foregoing, which is furnished as Exhibit 99.2 to this Current Report. Exhibit 99.2 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Current Report that do not relate to matters of historical fact should be considered forward-looking statements, including the efficacy and safety of SER-109; the potential market for SER-109; and the timing and potential FDA review and approval of SER-109, including the expectation of an expedited review.

These forward-looking statements are based on management’s current expectations. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: the Company has incurred significant losses, is not currently profitable and may never become profitable; the Company’s need for additional funding; the Company’s limited operating history; the impact of the COVID-19 pandemic; the Company’s unproven approach to therapeutic intervention; the lengthy, expensive and uncertain process of clinical drug development; the Company’s reliance on third parties and collaborators to manufacture its product candidates and develop and commercialize its product candidates, if approved; and the Company’s ability to retain key personnel and to manage growth. These and other important factors discussed under the caption “Risk Factors” in the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (the “SEC”) on May 4, 2022 and its other reports filed with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made in this Current Report. Any such forward-looking statements represent management’s estimates as of the date of this Current Report. While the Company may elect to update such forward-looking statements at some point in the future, the Company disclaims any obligation to do so, even if subsequent events cause its views to change. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this Current Report.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits relate to Items 7.01 and 8.01, and shall be deemed to be furnished, and not filed:

Exhibit No.	Description

99.1	Seres Therapeutics, Inc. SER-109 ECOSPOR IV Study Results Slide Presentation as of June 7, 2022

99.2	Press Release issued by Seres Therapeutics, Inc. on June 7, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERES THERAPEUTICS, INC.

Date: June 7, 2022	By:	/s/ Thomas J. DesRosier
	Name:	Thomas J. DesRosier
	Title:	Chief Legal Officer and Executive Vice President